UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2011

Center Financial Corporation

(Exact name of registrant as specified in its charter)

California	000-50050	52-2380548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement

On April 13, 2011, Nara Bancorp, Inc. (“Nara Bancorp”) and Center Financial Corporation (“Center Financial”) amended their previously reported Agreement and Plan of Merger, dated December 9, 2010, to amend certain of the provisions relating to the concurrent merger of their respective subsidiary banks (the “Amendment”). The Amendment is attached hereto as Exhibit 1.1.

Additional Information and Where to Find It

In connection with the proposed merger, Nara Bancorp filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that includes a Joint Proxy Statement/Prospectus of Center Financial and Nara Bancorp, as well as other relevant documents concerning the proposed transaction. A definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Center Financial and Nara Bancorp after the Registration Statement is declared effective. Stockholders are urged to read the Registration Statement and the definitive Joint Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when the registration statement in which it is included is declared effective), as well as other filings containing information about Center Financial and Nara Bancorp at the SEC’s Internet site (www.sec.gov). You will also be able to obtain these documents, free of charge, from Center Financial at www.centerbank.com under the tab “Investor Relations” and then under the heading “SEC Filings” and from Nara Bancorp at www.narabank.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants in Solicitation

Center Financial, Nara Bancorp and their respective directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Center Financial’s participants is set forth in the proxy statement, dated April 30, 2010, for Center Financial’s 2010 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning Nara Bancorp’s participants is set forth in the proxy statement, dated May 24, 2010, for Nara Bancorp’s 2010 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Center Financial and Nara Bancorp in the solicitation of proxies in respect of the merger is included in the Registration Statement filed with the SEC and will be included in the definitive Joint Proxy Statement/Prospectus regarding the merger when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Document Description

Exhibit 1.1	Amendment No. 1 to Agreement and Plan of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER FINANCIAL CORPORATION,
a California corporation

Date:	April 15, 2011	By:	/s/ Lisa K. Pai
Lisa K. Pai Executive Vice President and General Counsel